UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 22, 2013

Special Diversified Opportunities Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-22400	56-1581761
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1521 Concord Pike, Suite 301 Wilmington, DE		19803
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(302) 824-7062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 22, 2013, the Registrant held its 2013 Annual Meeting of Stockholders. At the meeting, the stockholders voted on (1) the election of three directors, (2) the ratification of the appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for fiscal year 2013, (3) approval, on an advisory basis, of a resolution regarding executive officer compensation and (4) approval, on an advisory basis, of a resolution regarding how frequently we will submit future advisory votes on executive officer compensation to our stockholders. The voting results on these proposals were as follows:

Proposal 1. Election of three Class I directors to hold office until 2015.

Nominee	Votes For	Withheld	Broker Non-Votes
Steven R. Becker	10,502,347	618,786	7,631,012
Thomas A. Bologna	10,561,847	559,286	7,631,012
David M. Wurzer	10,561,547	559,586	7,631,012

Proposal 2. Ratification of the appointment of KPMG LLP as the Registrant's independent registered public accounting firm for fiscal year 2013.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,693,416	38,236	20,493	--

Proposal 3. Approval, on an advisory basis, of a resolution regarding executive officer compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,152,888	623,027	345,218	7,631,012

Proposal 4. Approval, on an advisory basis, of a resolution regarding how frequently we will submit future advisory votes on executive officer compensation to our stockholders.

Every One Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
10,613,386	3,381	33,737	470,629	-

Item 8.01	Other Events.

At the 2013 Annual Meeting of Stockholders, a majority of the Registrant’s outstanding shares of common stock that voted on the matter were voted in favor of conducting future advisory votes on executive compensation on an “every one year” basis. The Registrant’s Board of Directors had likewise recommended a vote for the “every one year” option as to frequency of conducting future advisory votes on executive compensation. The Registrant has considered the stockholder vote, and intends to conduct future advisory votes on executive compensation on an “every one year” basis until at least the next vote by the Registrant’s stockholders on the frequency of such votes, which will be no later than the Registrant’s 2019 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Special Diversified Opportunities Inc.

November 26, 2013	By:	/s/ Kevin J. Bratton
Name: Kevin J. Bratton
Title: Chief Financial Officer